FULTON FINANCIAL CORPORATION

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2005)

TABLE OF CONTENTS

ARTICLE I. - DEFINITIONS

Section 1.01: Account

1

Section 1.02: Administrator

1

Section 1.03: Beneficiary

1

Section 1.04: Compensation

1

Section 1.05: Compensation Deferral Subaccount

2

Section 1.06: Employee

2

Section 1.07: Employer

2

Section 1.08: Participant

2

Section 1.09: Plan

2

ARTICLE II. - PARTICIPATION

3

Section 2.01: Participation

3

Section 2.02: Separation from Service/Transfers.

3

ARTICLE III. - CONTRIBUTIONS/ACCOUNTS

3

Section 3.01: Participant Compensation Deferrals.

3

Section 3.02: Account Earnings

3

Section 3.03: Accounts

4

ARTICLE IV. - BENEFITS

4

Section 4.01: Payment of Benefits

4

Section 4.02: Method of Payment.

5

Section 4.03: Hardship Distributions.

6

ARTICLE V. - ADMINISTRATION

7

Section 5.01: Administrative Authority

7

Section 5.02: Claims Procedure

8

ARTICLE VI. - MISCELLANEOUS

9

Section 6.01: Treatment of Employers

9

Section 6.02: Amendment

9

Section 6.03: Termination

9

Section 6.04: No Assignment

10

Section 6.05: No Guarantee of Employment/Participant's Rights Unsecured

10

FULTON FINANCIAL CORPORATION

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2005)

THIS AMENDED AND RESTATED PLAN, adopted this _______ day of __________, 2006, by FULTON FINANCIAL CORPORATION, on behalf of itself and its subsidiaries (individually and collectively the "Employer");

W I T N E S S E T H:

WHEREAS, the Employer believes that a greater interest in and loyalty to it would result from, and the post-service security of its directors and certain of its employees would be furthered by, providing an income after retirement for such individuals;

WHEREAS, in furtherance of said belief the Employer established the Plan, effective January 1, 1996;

WHEREAS, to comply with changes in Federal income tax law applicable to nonqualified deferred compensation plans, and to provide a level of investment flexibility to Plan participants, the Employer now desires to amend and restate the Plan in its entirety, effective generally January 1, 2005; and

WHEREAS, the board of directors of Fulton Financial Corporation has adopted resolutions approving the amendment and restatement of the Plan, on behalf of itself and its subsidiaries and authorizing its officers to execute this Plan document.

NOW, THEREFORE, effective January 1, 2005, except where otherwise indicated, the Employer hereby adopts this amended and restated Deferred Compensation Plan document as hereinafter provided.

ARTICLE I. - DEFINITIONS

Section 1.01:  Account.  The account consisting of the amounts credited to a Participant's Compensation Deferral Subaccount and Prior Plan Subaccount.

Section 1.02:  Administrator.  Fulton Financial Corporation.  Fulton Financial Corporation may delegate  responsibility for the administration of the Plan to such person(s), committee(s) or organization(s) as Fulton Financial Corporation's board of directors may direct.

Section 1.03:  Beneficiary.  Any person or persons designated by a Participant on a beneficiary designation form or, if there should be no such designation or if the designated person(s) should predecease the Participant, the spouse, children, parents, brothers and sisters, and estate of the Participant, in the order listed.

Section 1.04:  Compensation.  In the case of a Participant who is a member of the Employer's board of directors or advisory boards, the total fees paid by the Employer to the Participant for a year for serving on the board of directors.  In the case of a Participant who is employed by the Employer, the total wages within the meaning of Code section 3401(a) and all other payments of compensation to the Participant by the Employer for a year in the course of the Employer's trade or business for which the Employer is required to furnish the Participant a written statement under Code section 6041(d) and 6051(a)(3).  Wages shall be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of employment or the services performed.

Section 1.05:  Compensation Deferral Subaccount.  The individual subaccount maintained for each Participant to which is credited a Participant's Compensation Deferrals under Section 3.01 hereof.  The Compensation Deferral Subaccount shall consist of two separate sub-subaccounts:  the Compensation Deferral Subaccount A, which shall be credited with a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned prior to January 1, 2005, along with earnings attributable thereto; and the Compensation Deferral Subaccount B, which shall be credited with a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned on and after January 1, 2005 along with earnings attributable thereto.

Section 1.06:  Employee.  Any person:  (i) who is a member of the Employer's board of directors, (ii) who is employed by the Employer in a position in senior management, (iii) who is employed by the Employer in a position as a Senior Vice President or higher with annual base pay in excess of $100,000, or (iv) who is a member of a Fulton Bank advisory board.  No person in the service of the Employer who is not a member of the Employer's board of directors or a member of a select group of management or highly compensated employees as such group is described in section 201(2) of ERISA shall be eligible to participate hereunder.

Section 1.07:  Employer.  Fulton Financial Corporation, Fulton Bank, Swineford National Bank, Lafayette Ambassador Bank, FNB Bank, N.A., Hagerstown Trust Company, Lebanon Valley Farmers Bank, Delaware National Bank, The Bank, The Peoples Bank of Elkton, Skylands Community Bank, Fulton Financial Advisors, Premier Bank, First Washington State Bank, Somerset Valley Bank, and Resource Bank; any successor thereto which assumes the obligations hereunder; and any other entity which adopts this Plan with the consent of Fulton Financial Corporation.  While these entities are collectively referred to as the "Employer," each such entity shall, for all purposes hereof, be deemed an "Employer" only with respect to its own directors and Employees.

Section 1.08:  Participant.  An Employee who becomes a Participant as provided in Article II.

Section 1.09:  Plan.  The nonqualified, unfunded, deferred compensation plan set forth in this document and any amendments thereto.  This Plan is intended to be treated as an unfunded deferred compensation plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and as a nonqualified deferred compensation plan under section 409A of the Internal Revenue Code of 1986, as amended.

ARTICLE II. - PARTICIPATION

Section 2.01:  Participation.  An Employee shall become a Participant in the Plan by completing and delivering to the Administrator an election form under which the Employee's Compensation is reduced and the amount of such reduction is credited to the Employee's Account hereunder.  The effective date of the Employee's participation hereunder shall be the date the election form is received by the Administrator.

Section 2.02:  Separation from Service/Transfers.

(a)   Any Participant who separates from service with the Employer shall cease to be a Participant hereunder.  If such person recommences service with the Employer, he shall be considered a new employee for eligibility purposes and his eligibility to participate shall be determined under Section 2.01.

(b)   Any Participant who ceases to be a member of a select group of management or highly compensated employees as such group is described in section 201(2) of ERISA shall cease to be a Participant hereunder.  If such person again becomes a member of a select group of management or highly compensated employees, he shall be considered a new employee for eligibility purposes and his eligibility to participate shall be determined under Section 2.01.

(c)   Any Participant who transfers to and becomes employed by a different Employer shall continue to participate hereunder.  Each Employer who employs such Participant shall be deemed the Participant's "Employer" only for the period during which the Employer employed the Participant.

ARTICLE III. - CONTRIBUTIONS/ACCOUNTS

Section 3.01:  Participant Compensation Deferrals.

(a)   In accordance with rules established by the Administrator, a Participant may elect to defer all or a portion of his Compensation which is due to be earned and which would otherwise be paid to the Participant.  Amounts so deferred will be considered a Participant's "Compensation Deferrals."  A Participant shall make or change such an election with respect to a calendar year during the period beginning November 1 and ending December 31 of the immediately preceding calendar year.

(b)   A Compensation Deferral election is made by executing and delivering to the Administrator an election form.  Once made, the election shall continue in force indefinitely, until changed by the Participant on a subsequent election form.

(c)   There shall be established and maintained for each Participant a Compensation Deferral Subaccount to which shall be credited amounts equal to the Participant's Compensation Deferrals.  A Participant shall always be one hundred percent (100%) vested in his Compensation Deferral Subaccount (and the investment gains and losses deemed credited thereto).

Section 3.02:  Account Earnings.  For periods of time prior to January 1, 2006, each amount credited to a Participant's Account shall be deemed to bear interest from the date it is credited to the Participant's Account until the date it is distributed to the Participant.  In the case of a Participant whose benefits commence on or after the Participant attains age 62, the rate of interest shall be the simple average of the quarterly rates for the 12 year Investar IRA program offered by Fulton Bank in effect during the period of deferral.  In the case of all other Participants, the rate of interest shall be the simple average of the quarterly rates for the Investar IRA program whose term equates most closely to the period of deferral.  Such interest shall be credited to the Participants' Account as of the end of each calendar year.  In the event the Investar IRA program terminates, the Administrator shall, in its sole discretion, determine and apply the rates of the most comparable product then offered by Fulton Bank.  For periods of time on and after January 1, 2006, amounts credited to a Participant’s Account shall be invested until the date distributed to the Participant, in accordance with the Participant’s direction, between and among one or more investment alternatives selected from time to time by the Administrator and made available under the Plan and under the terms of the Fulton Financial Corporation Nonqualified Deferred Compensation Benefits Trust (hereinafter, the “Trust”).  In the absence of Participant directions, a Participant’s Account shall be invested in the available investment alternative that is designated from time to time under the trust agreement for the Trust as the default investment fund.  Rules and procedures governing the frequency and manner of Participant investment directions shall be established by the Administrator and communicated to Participants.

Section 3.03:  Accounts.  For periods of time prior to January 1, 2006, the Accounts maintained hereunder for the Participants shall be maintained for recordkeeping purposes only.  The existence of these Accounts shall not require any segregation of funds.  All amounts credited to the Accounts shall constitute general assets of the Employer and may be disposed of by the Employer at such time(s) and for such purpose(s) as it may deem appropriate.  For periods of time on and after January 1, 2006, the amounts credited to the Accounts maintained hereunder for the Participants shall be held under the terms of the trust agreement for the Trust, shall be segregated from the operating assets of the Employer, and shall be actually invested within the Trust between and among the available Trust investment alternatives in accordance with Participant directions.  The Trust shall be a grantor trust for income tax purposes, and all Trust assets shall be available to satisfy claims of Employee creditors in the event of an Employer insolvency.

ARTICLE IV. - BENEFITS

Section 4.01:  Payment of Benefits.  A Participant's benefit shall become payable when the Participant attains age 62 or, if later, upon the termination of the Participant's service as a director or the Participant's separation from service with the Employer for any reason (whether by reason of death, retirement, disability, resignation or discharge).  The Participant (or his Beneficiary) shall be entitled to a benefit equal to the amount then credited to the Participant's Account (less any amounts required to be withheld for tax purposes).  Said benefit shall be distributed in accordance with this Article.

Section 4.02:  Method of Payment.

(a)   No later than 12 months prior to the date a Participant's benefit become payable, the Participant may select from the following forms the manner in which the amounts credited to his Compensation Deferral Subaccount A shall be distributed.

(1)   Single, lump sum payment; or

(2)   Substantially equal monthly or annual installments over a period of not more than twenty (20) years.

A Participant shall select the desired form of distribution by completing and timely filing a payment election form with the Administrator.  If a Participant fails to file a payment election form at least 12 months prior to the date the benefit becomes payable, then the Employer shall, in its sole discretion, determine the manner in which the benefit will be distributed.  A Participant may change his payment election at any time prior to commencement of the 12 month period ending on the date the benefit becomes payable.  The payment election in effect on the date such 12 month period commences shall become irrevocable on such date and shall not be changed thereafter under any circumstances.

(b)   Concurrent with the time of his initial Compensation Deferral Election relating to amounts to be credited to his Compensation Deferral Subaccount B pursuant to Section 3.01, the Participant shall select from the following forms the manner in which all amounts thereafter credited to his Compensation Deferral Subaccount B shall be distributed:

(1)   Single, lump sum payment; or

(2)   Substantially equal annual installments over a period of not more than twenty (20) years.

Any subsequent change by the Participant to this selected form of payment shall be subject to the following conditions:  the change must be made at least 12 months in advance of the date the initial payment under the prior election is scheduled to be made; the change cannot take effect until at least 12 months after it is made; and the initial payment pursuant to the change shall not be made until a date that is five years from the date such payment would otherwise have been made under the initial election.

(c)   Except as provided in the following sentence, distribution of a Participant's benefit shall be made or commence on the first payroll payment date in the month following the date the benefit becomes payable pursuant to Section 4.01, or as soon thereafter as administratively practicable.  In the case of a Participant who is a key employee (as defined in Code section 416(i)) of Fulton Financial Corporation as of the last day of the calendar year preceding the date the benefit becomes payable (or, in the case the benefit becomes payable in the first calendar quarter of the year, as of the last day of the second preceding calendar year), distribution of that portion of the Participant’s benefit that is credited to his Compensation Deferral Subaccount B shall be made or commenced on the first payroll payment date of the seventh month following the date the benefit becomes payable pursuant to Section 4.01, or as soon thereafter as administratively practicable.

(d)   In the event the Participant dies before the payment of his benefit commences, the Participant's benefit shall be paid to his Beneficiary under the method determined under subsection 4.02(a) and (b).  In the event the Participant dies after the payment of his benefit commences but prior to the complete distribution of his benefit, the balance of the Participant's benefit shall be paid to his Beneficiary under the method that the benefit was being paid to the Participant.

(e)   For purposes of the Plan, “disability” shall mean that the Participant, by reason of a medically determinable physical or medical impairment that can be expected to result in death or expected to last for a continuous period of at least twelve months, (i) is unable to engage in any substantial gainful activity or (ii) has received income replacement benefits for a period of at least three months under an accident or health plan of the Employer.

Section 4.03:  Hardship Distributions.

(a)   At any time prior to the date a Participant's benefit becomes payable under Section 4.01, a Participant who has an immediate and heavy financial need may request to receive all or a portion of that part of his accrued benefit credited to his Compensation Deferral Subaccount A.  If the Administrator, in its sole discretion, determines that a distribution would be necessary on account of an immediate and heavy financial need, and is necessary to satisfy such financial need, the Participant shall receive the requested amount of his accrued benefit in a single, cash payment.  All distributions under this Section 4.03(a) are subject to the following rules.

(1)   A distribution shall not be deemed on account of an immediate and heavy financial need unless it is made for the purpose of:

(A)   defraying medical expenses (as described in Code section 213(d)) incurred by the Participant, the Participant's spouse or any dependents of the Participant;

(B)   preventing the eviction of the Participant from his principal residence or a foreclosure on the mortgage of the Participant's principal resident; or

(C)   paying tuition for the post-secondary education of the Participant, the Participant's spouse or any dependents of the Participant.

(2)   A distribution shall not be deemed necessary to satisfy an immediate and heavy financial need unless the following requirements are satisfied:

(A)   the distribution is not in excess of the immediate and heavy financial need of the Participant (including any income taxes reasonably anticipated to result from the distribution); and

(B)   the Participant is prohibited from making Compensation Deferrals to the Plan for the 12 month period following the date of distribution.

(3)   A Participant requesting a distribution under this Section 4.03 shall have the burden of presenting to the Administrator evidence of the immediate and heavy financial need, and the Administrator shall not approve such request without first receiving such evidence.

(4)   Any amount distributed to a Participant under this Section 4.03 shall reduce the amount of the Participant's benefit that may otherwise become payable under Section 4.01.

(b)   At any time prior to the date as a Participant’s benefit becomes payable under section 4.01, a Participant who has an Unforeseeable Emergency may request to receive all or a portion of that part of his accrued benefit credited to his Compensation Deferral Subaccount B.  If the Administrator determines that a distribution is necessary on account of the Unforeseeable Emergency, the Participant shall receive no more than the amount of his accrued benefit that is necessary to alleviate the Unforeseeable Emergency in a single cash payment.  Distributions under this Section 4.03(b) are subject to the following rules.

(1)   A distribution shall not be deemed on account of an Unforeseeable Emergency unless the Participant is experiencing a severe financial hardship on account of an injury or illness of himself, a spouse or dependent resulting in medical expenses, a casualty loss of the Participant’s property, an imminent foreclosure on or eviction from the Participant’s primary residence, or unpaid funeral expenses.

(2)   Purchase of a residence and payment of educational expenses shall not be deemed Unforeseeable Emergencies.

(3)   A Participant requesting a distribution under this Section 4.03(b) shall have the burden of presenting to the Administrator evidence of the Unforeseeable Emergency, and the Administrator shall not approve such request without first receiving such evidence.

(4)   Any amount distributed to a Participant under this Section 4.03(b) shall reduce the amount of the Participant’s benefit that may otherwise become payable under Section 4.01.

ARTICLE V. - ADMINISTRATION

Section 5.01:  Administrative Authority.   The Administrator shall have the responsibility for and the control of the operation and administration of the Plan, and shall have the power and authority to take all action and, in its sole discretion, to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, but not limited to, the power and responsibility to:

(a)   Determine and resolve all disputes or questions arising under the Plan, including the power to determine the rights of Employees, Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions in the Plan;

(b)   Adopt such rules of procedure and regulations as may in its opinion be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan, including in particular rules and procedures governing the manner and frequency of Participant investment directions on and after January 1, 2006;

(c)   Implement the Plan in accordance with its terms and the rules and regulations adopted as above;

(d)   Make determinations with respect to the eligibility of any Employee as a Participant and make determinations concerning the crediting and distribution of Plan Accounts;

(e)   Prepare and distribute annual statements of account among the Participants;

(f)   select, monitor and change the investment alternatives available to Participants under the Plan on and after January 1, 2006; and

(g)   Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such persons or firms.

Section 5.02:  Claims Procedure.  Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Administrator, and the Administrator shall respond in writing.  If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

(a)   The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

(b)   A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or information is necessary; and

(c)   An explanation of the Plan's claims review procedure.

The written notice denying or granting the Claimant's claim shall be provided to the Claimant within sixty (60) days after the Administrator's receipt of the claim, unless circumstances require an extension of time for processing the claim.  If such an extension is required, written notice of the extension shall be furnished by the Administrator to the Claimant within the initial sixty (60) day period and in no event shall such an extension exceed a period of sixty (60) days from the end of the initial sixty (60) day period.  Any claim not granted or denied within the period described above shall be deemed to have been denied.

Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence may, within sixty (60) days after the Claimant' receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given in writing to the Administrator.  Upon such a request for review, the claim shall be reviewed by the Administrator (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing.  In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

The decision on review normally shall be made within sixty (60) days of the Administrator's receipt of the request for review.  If an extension of time is required, the

Claimant shall be notified in writing by the Administrator, and the time limit for the decision on review shall be extended to one hundred twenty (120) days.  The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based.  The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit described above.  If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period described above, the claim shall be deemed to have been denied upon review.  All decisions on review shall be final and binding with respect to all concerned parties.

ARTICLE VI. - MISCELLANEOUS

Section 6.01:  Treatment of Employers.  Notwithstanding any other provision herein to the contrary, each Employer shall be deemed an Employer only with respect to its own directors and Employees.  Any and all rights of a Participant (and his Beneficiary) shall be limited to, and binding upon, the Employer by whom the Participant is employed (or in the case of a director, on whose board the Participant serves), and no Participant (or Beneficiary) shall have any rights hereunder with respect to any other Employer.  Prior to January 1, 2006, only the general assets of the Employer by which the Participant is employed (or in the case of a director, on whose board the Participant serves) may be used to pay benefits to such Participant (or his Beneficiary), and on or after January 1, 2006, only the general assets of such Employer may be used to fund the Account of the Participant under the Trust, from which benefits will be paid.

Section 6.02:  Amendment.  Fulton Financial Corporation shall have the right to amend the Plan at such time or times and in such manner as it deems advisable and, by adopting this Plan, each Employer is deemed to consent to, and be bound by, any such amendment without further act or deed.  Notwithstanding the foregoing, no amendment shall affect the amount of the Participant's accrued but unpaid benefit (including the amount of the deemed earnings that have accrued thereon), or the right of the Participant to receive his accrued but unpaid benefit, at the time the amendment becomes effective.

Section 6.03:  Termination.  The Employer shall have the right to terminate the Plan at any time.  No termination, however, shall affect the amount of the Participant's accrued but unpaid benefit determined as of the termination of the Plan, or the right of the Participant to receive such accrued but unpaid benefit.  In general, the termination of the Plan shall not result in the acceleration of the otherwise applicable time of payment of a Participant’s benefit under the Plan, with the following exceptions:

(a)   If the Plan is terminated due to a dissolution of or a change in control (as defined in the Treasury regulations promulgated under Code section 409A) of the Employer and within twelve months of the date of the dissolution or change in control, an accelerated distribution of Participant benefits is permitted.

(b)   If (1) the Employer decides to terminate the Plan in connection with a decision to cease sponsoring account balance nonqualified deferred compensation plans entirely, (2) all such plans are concurrently terminated, and (3) no new account balance nonqualified deferred compensation plans are established by the Employer for a period of at least five years, then an accelerated distribution of Participant benefits is permitted on account of the termination of the Plan provided the entire distribution is made in the period that begins 12 months after the termination date and ends 24 months after the termination date.

Section 6.04:  No Assignment.  No Participant shall have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

Section 6.05:  No Guarantee of Employment/Participant's Rights Unsecured.  Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Employer or any equity or other interest in the assets, business or affairs of the Employer.  For periods of time prior to January 1, 2006, no Participant (or his Beneficiary) shall have a security interest in assets of the Employer used (or to be used) to pay benefits, and the right of the Participant (or his Beneficiary) to receive benefits hereunder shall be an unsecured claim against the general assets of the Employer.  For periods of time on and after January 1, 2006, a Participant (or his Beneficiary) shall have a claim against the assets held in his Account under the Trust to pay benefits, but such claim shall be subordinate to the claim of general creditors of the Employer in the event of an Employer insolvency.

IN WITNESS WHEREOF, the Employer has caused this Amended and Restated Plan to be signed by its duly authorized officers as of the day, month and year first above written.

ATTEST:	FULTON FINANCIAL CORPORATION By: